Exhibit 99.2

Ellington Financial Inc. to Acquire Great Ajax Corp. July 3, 2023

Forward-Looking Statements and Other Notes

Ellington Financial

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed merger, Ellington Financial Inc. (“EFC”) intends to file a registration statement on Form S-4 with the SEC that includes a Great Ajax Corp. (“AJX”) proxy statement and an EFC prospectus. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the AJX stockholders . In connection with the proposed merger, EFC and AJX also plan to file relevant materials with the SEC. AJX STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to AJX’s stockholders. Investors may obtain a copy of the proxy statement/prospectus (when it becomes available) and other relevant documents filed by EFC and AJX free of charge at the SEC’s website, www.sec.gov. Copies of the documents filed by EFC with the SEC will be available free of charge on EFC’s website at www.ellingtonfinancial.com or by contacting EFC’s Investor Relations at (203) 409-3575. Copies of the documents filed by AJX with the SEC will be available free of charge on AJX’s website at www.greatajax.com or by contacting AJX at (503) 505-5670.

None of EFC’s information presented herein takes into account EFC’s previously announced proposed acquisition of Arlington Asset Investment Corp. (the “EFC/Arlington Merger”).

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

EFC and AJX and their respective directors and executive officers and certain other affiliates of EFC and AJX may be deemed to be participants in the solicitation of proxies from AJX stockholders in connection with the proposed merger.

Information about the directors and executive officers of AJX is available in the proxy statement for its 2023 annual meeting of stockholders filed with the SEC on April 21, 2023. Information about the directors and executive officers of EFC is available in the proxy statement for its 2023 annual meeting of stockholders filed with the SEC on April 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed merger when they become available. AJX stockholders should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from EFC or AJX using the sources indicated above.

NO OFFER OR SOLICITATION

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed merger.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “continue,” “intend,” “should,” “would,” “could,” “goal,” “objective,” “will,” “may,” “seek” or similar expressions or their negative forms. Such forward-looking statements may include or relate to statements about the proposed merger, including its financial and operational impact; the benefits of the proposed merger; the scale, market presence, market capitalization, portfolio diversification, liquidity or earnings of the combined company; enhanced access to securitization markets; anticipated synergies regarding AJX’s equity investments in its affiliated servicer, Gregory Funding LLC, and synergistic expansion of existing investment portfolio; anticipated operating expense efficiencies and other G&A savings; implementation of interest rate hedging strategies in an effort to enhance risk-adjusted returns on AJX’s RPL/NPL portfolio; capital rotation over time that could provide additional liquidity to capitalize on an opportunistic investment environment post-closing; investment opportunities and returns of the combined company; future growth; access to capital markets; higher P/TBV multiple; dividend accretion; pro forma ownership; the timing of future events; and other statements of management’s beliefs, intentions or goals. These statements are based on EFC’s and AJX’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. EFC and AJX can give no assurance that their expectations will be attained.

Factors that could cause actual results to differ materially from EFC’s or AJX’s expectations include, but are not limited to, the risk that the proposed merger or any other proposed strategic transaction will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the definitive agreement for any other proposed strategic transaction; the failure to satisfy the conditions to the consummation of the proposed merger or any other proposed strategic transaction, including any necessary stockholder approvals; risks related to the disruption of management’s attention from ongoing business operations due to the proposed merger or any other proposed strategic transaction; the effect of the announcement of the proposed merger or any other proposed strategic transaction on the operating results and businesses generally of EFC, AJX or any other party to a proposed strategic transaction with EFC; the outcome of any legal proceedings relating to the proposed merger or any other proposed strategic transaction; the ability to successfully integrate the businesses following the proposed merger or any other proposed strategic transaction; changes in interest rates or the market value of the investments of EFC, AJX or any other party to a proposed strategic transaction with EFC; market volatility; changes in mortgage default rates and prepayment rates; the availability and terms of financing; changes in government regulations affecting the business of EFC, AJX or any other party to a proposed strategic transaction with EFC; the ability of EFC and AJX to maintain their exclusion from registration under the Investment Company Act of 1940; the ability of EFC and AJX to maintain their qualification as a REIT; changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations; and other factors, including those set forth in the section entitled “Risk Factors” in EFC’s and AJX’ most recent Annual Report on Form 10-K and EFC’s and AJX’s Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by EFC and AJX with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither EFC nor AJX undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

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Transaction Overview 3 Transaction Summary • Ellington Financial Inc. (NYSE:EFC) has entered into an agreement to acquire Great Ajax Corp. (NYSE: AJX) by issuing new shares of EFC common stock to AJX’s stockholders using an exchange ratio of 0.5308x (1) Merger Consideration (2) • Exchange ratio would result in approximately 12.5 million shares of EFC common stock issued to AJX stockholders (2) • Expected value of stock consideration of $172.5 million in total, or $7.33 per share of AJX common stock (2) , using EFC’s common stock closing price of $13.80 on 6/30/23 • Estimated book value consideration of $181.1 million in total, or $7.69 per share of AJX common stock, using EFC’s estimated book value per share as of 5/31/23, net of estimated EFC transaction costs (3) Pro Forma Ownership of Combined Company (4) • EFC: ~84% • AJX: ~16% External Manager • EFC’s external manager, Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C., would continue to serve as the external manager of the pro forma combined entity, following closing Required Approvals • Transaction is subject to AJX stockholder approval and other closing conditions set forth in the merger agreement Expected Closing • Target closing by year end 2023 1) Pursuant to the Merger Agreement, the exchange ratio could be adjusted for certain dilutive or accretive share issuances and certain other events by AJX or EFC prior to closing. Additionally, pursuant to the merger agreement, EFC has agreed to pay holders of AJX common stock contingent cash consideration depending upon certain pote nti al repurchases of AJX securities prior to closing on certain terms. 2) Based on 23.549 million of AJX shares outstanding as of June 30, 2023. 3) These figures do not take into account the EFC/Arlington Merger. 4) The expected ownership by EFC and AJX stockholders of the combined company’s stock does not assume the completion of the EFC/ Arl ington Merger, which may occur prior to consummation of EFC’s acquisition of AJX. Assuming the prior completion of the EFC/Arlington Merger, upon the closing of the transaction , AJX stockholders are expected to own approximately 14% of the combined company’s stock. The completion of the EFC/Arlington Merger is subject to the approval by Arlington’s stockholders and other customary clo sing conditions.

Transaction Highlights 4 1) Based on the closing stock price for EFC’s common stock of $13.80 on June 30, 2023. The pro forma market cap does not take in to account the EFC/Arlington Merger. » AJX’s $1+ billion investment portfolio of first - lien residential RPL and NPL investments, most of which are financed through term, non - mark - to - market, non - recourse securitizations, would significantly expand EFC’s current RPL/NPL strategy » AJX’s strategic equity investment in Gregory Funding LLC, its affiliated servicer, is expected to unlock multiple synergies and operating efficiencies across EFC’s investment portfolio » Combining EFC’s hedging, trading, and structuring capabilities with AJX’s whole loan asset management resolution expertise is expected to create a unique platform that will optimize AJX’s portfolio and deliver greater returns to shareholders Synergistic Expansion of Existing Business Lines » Estimated pro forma market capitalization of >$1 billion (1) • Expected to enhance liquidity for both EFC and AJX shareholders » Anticipated benefits from larger scale also include improved operating efficiency through G&A expense ratio reduction Significant Increase to Scale » Opportunity to rotate out of selected lower - yielding assets and redeploy capital in EFC’s higher - yielding strategies » Expected to be accretive to earnings within one year of closing Strong Financial Rationale » RPL/NPL investment portfolio would enhance EFC’s portfolio diversification with assets that complement EFC’s existing investment strategy and align with EFC’s expertise Enhanced Portfolio Diversification

Great Ajax Corp. Overview

Ellington Financial

Summary Statistics $(mm)	
Company	Externally Managed Mortgage REIT
Headquarters	Tigard, OR
Market Capitalization(1)	$144.4
Total Assets	$1,439.6
Consolidated Securitization Financing	$454.7
Repo Financing	$418.7
Corporate Debt	$209.8
Preferred Equity(2)	$34.6
Book Value	$295.9
Reported Book Value / Share	$12.58

Portfolio Segmentation



REO properties, net 0.4%
SBC loans 0.8%
Securities available-for-sale 11.0%
Securities HTM 5.5%
Investments in beneficial interests 10.2%
Residential NPLs 7.7%
$1.3+ Billion Portfolio(3)
Residential RPLs 64.3%

Portfolio Statistics

$1,007 Total UPB $(mm)(4)	**5,241** Number of Loans
4.40% Weighted Avg. Coupon(5)	**56.8%** Weighted Avg. LTV(6)
81.6% AJX Current Purchase Price / Total UPB	**42.7%** AJX Current Purchase Price / Mkt Value of Collateral(5)

Portfolio Concentrated in Attractive Markets

- Approximately 78% of AJX's portfolio is in its target markets



Portland
Los Angeles
San Diego
Phoenix
Dallas
Houston
Atlanta
Orlando
Tampa
Miami, Ft. Lauderdale, W. Palm Beach
Charlotte
Washington DC Metro Area
New York/ New Jersey Metro Area
Target Markets
Target States
Property Management
Business Management
REIT, Servicer & Manager Headquarters

Note: Financial data as of March 31, 2023, unless otherwise noted.
1) Based on outstanding shares of AJX common stock as of June 30, 2023, and the closing price of AJX common stock on June 30, 2023.
2) AJX's series A and series B preferred stock had an aggregate liquidation preference of $39.0 million ($25.00 per share) as of March 31, 2023.
3) Reflects carrying value of AJX's portfolio of mortgage loan assets and single-family and smaller commercial properties as of March 31, 2023.
4) At March 31, 2023 AJX's loan portfolio consists of fixed rate (60.8% of UPB), ARM (6.7% of UPB) and Hybrid ARM (32.5% of UPB).
5) As of March 31, 2023 as reported in AJX's latest 10-Q filed May 4, 2023.
6) AJX's UPB as of March 31, 2023, divided by market value of collateral and weighted by the UPB of the loan.

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Anticipated Benefits of the Transaction Anticipated Benefits to AJX Common Stockholders Anticipated Benefits to EFC Stockholders Synergistic expansion of existing investment portfolio through addition of complementary investment portfolio and related strategic investments Expected to be accretive to earnings within one year of closing Increased operating expense efficiencies resulting from fixed expenses spread over a larger capital base Merger consideration represents premium to AJX current stock price, with the opportunity to benefit further from EFC’s future performance Expected to be dividend accretive based on EFC’s current monthly dividend rate of $0.15 per share of EFC common stock EFC’s external manager is expected to provide access to expertise and resources across its targeted asset classes. EFC has a proven track record of strong performance maintained by high - quality risk management and conservative leverage Potential for greater common share liquidity and higher P/TBV multiple 6 Increased scale and expanded market presence could enhance EFC’s ability to take advantage of the RPL/NPL securitization market and further capitalize on attractive investment environment

Ellington Financial Inc. Overview 7 $3.7bn Diversified Investment Portfolio 8.5% Annualized Total Return Since Inception $1.4bn Total Equity $1.0bn Common Equity Hybrid mortgage REIT with diversified investment portfolio and income stream: residential and commercial mortgage, consumer /corporate loans, as well as multiple proprietary loan origination businesses; ability to shift capital allocation a cro ss various asset classes Reduced volatility of book value and more consistent economic returns relative to peers: dynamic hedging strategies, diversification, risk and liquidity management, and active portfolio management Strong history of navigating severe market disruptions: maintained book value stability and generated profits through the 2008 financial crisis, the 2013 taper tantrum, and the turbulence caused by the COVID - 19 pandemic Diversified sources of financing: long - term, non - mark - to - market financing facilities and securitizations Demonstrated discipline accessing capital markets: common stock, preferred stock, and unsecured debt Attractive NAIC - 1 rating: senior unsecured notes and preferred stock, rated “A” and “A - ” respectively Strong alignment of interests: approx. $59 million invested in EFC by management and directors, along with partners / affiliates of EFC Note: EFC balance sheet data and total return since inception are as of 3/31/2023, and therefore prior to closing. Additional ly, the information on this slide does not account for the previously announced, but not yet completed, EFC/Arlington Merger .

About Ellington Management Group

Ellington Financial



Ellington Profile

As of 3/31/2023

Founded:	1994
Employees:	>170
Investment Professionals:	>70
Global offices:	3

$9.7

Billion in assets under management(1)

9

Employee-partners own the firm(2)

28

Years of average industry experience of senior portfolio managers

6%

Management's ownership of EFC, representing strong alignment(3)

Ellington and its Affiliated Management Companies

- EFC's external manager is part of the Ellington family of SEC-registered investment advisors(4)
- Ellington Management Group and its affiliates manage EFC, Ellington Residential Mortgage REIT (EARN), multi-investor hedge funds, separately managed accounts, and opportunistic private funds
- Time-tested infrastructure and proprietary resources in creating value through trading, research, risk management, and operational support

Industry-Leading Research & Trading Expertise

- Sophisticated proprietary models for prepayment and credit analysis
- Approximately 25% of employees dedicated to research and technology
- Structured credit trading experience and analytical skills developed since the firm's founding 28 years ago
- Ellington's portfolio managers are among the most experienced in the MBS sector

1) $9.7 billion in assets under management includes approximately $1.0 billion in Ellington-managed CLOs. For these purposes, the Ellington-managed CLO figure represents the aggregate outstanding balance of CLO notes and market value of CLO equity, excluding any notes and equity held by other Ellington-managed funds and accounts. Assets under management includes information as of March 31, 2023.
2) Does not include partners formerly employed by Ellington who may have residual capital balances but who no longer have voting rights in the partnership.
3) Management and directors' ownership includes common shares, operating partnership units, and LTIP units held by officers and directors of EFC, and partners and affiliates of Ellington (including families and family trusts of the foregoing). Based on book value per share.
4) Registration with the SEC does not imply that the firm or any of its principals or employees possess a particular level of skill or training in the investment advisory or any other business.

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EFC’s Performance Since Inception EFC #7 #2 #3 #6 #4 #5 #8 #9 Note: EFC peers are other hybrid mortgage REITs. Above charts have been normalized for stock splits. Reflects data reported from EFC’s inception through March 31, 2023. 9 Cumulative Total Economic Return Since EFC’s Inception (110%) (60%) (10%) 40% 90% 140% 190% 240% 290% 340% EFC Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9

EFC: Stable Returns During Financial Crises, including 2008… 0% 25% 50% 75% 100% 125% 2007 2007 2008 2008 2008 2008 EFC Peer #2 Peer #3 Peer #4 Peer #5 EFC #2 #3 #4 #5 (100%) (75%) (50%) (25%) 0% 2007 2007 2008 2008 2008 2008 EFC Peer #2 Peer #3 Peer #4 Peer #5 EFC #2 #3 #4 #5 Note: EFC peers are other hybrid mortgage REITs. Above charts have been normalized for stock splits. Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Percentage of 9/30/07 Book Value per Share, 9/30/07 - 12/31/08 Cumulative Total Economic Return, 9/30/07 - 12/31/08 10

(110%) (90%) (70%) (50%) (30%) (10%) 10% 2019 2020 2020 2020 2020 EFC Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 …and 2020 EFC #7 #2 #3 #6 #4 #5 #8 #9 Note: EFC peers are other hybrid mortgage REITs. Above charts have been normalized for stock splits. Q1 2020 Q2 2020 Q3 2020 Q4 2020 Hybrid REITs’ 2020 Cumulative Total Economic Return 11

The following defines certain terms used in this presentation: • “ARM” refers to adjustable - rate mortgages • “CLO” refers to collateralized loan obligations • “ HTM ” refers to held - to - maturity • “Hybrid ARM” refers to an ARM for which the interest rate is fixed for an initial period (typically three years or longer) • “MBS” refers to mortgage - backed securities • “NPL” refers to non - performing loans • “P/TBV” refers to price to tangible book value • “ REO ” refers to real estate owned • “ RPL ” refers to re - performing loans • “SBC” refers to small balance commercial loans • “UPB” refers to unpaid principal balance 12 Glossary of Terms

Investors: Investor Relations Ellington Financial Inc. (203) 409 - 3575 Info@ellingtonfinancial.com Media: Amanda Shpiner or Sara Widmann Gasthalter & Co. for Ellington Financial Inc. (212) 257 - 4170 Ellington@gasthalter.com Ellington Financial Inc. 53 Forest Ave Old Greenwich, CT 06870 www.ellingtonfinancial.com 13